Supplement to the
Fidelity® Conservative Income Municipal Bond Fund
Institutional Class
February 29, 2016
Prospectus

Effective October 1, 2016, the following information replaces similar information found in the "Shareholder Information" section under the heading "Buying Shares".

Initial purchase and balance minimums with respect to Institutional Class generally will apply to aggregate account balances at the plan sponsor level for employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) and the provider level for managed account programs that charge an asset-based fee. The initial purchase and balance minimums generally will apply at the investing fund level for mutual funds.

There is no initial purchase minimum or minimum balance for Institutional Class for qualified tuition programs for which Fidelity serves as investment manager. In addition, the fund may waive or lower purchase minimums in other circumstances.

CMB-I-16-01 1.9585868.102	October 1, 2016

Supplement to the
Fidelity® Conservative Income Municipal Bond Fund
February 29, 2016
Prospectus

Effective October 1, 2016, the following information replaces similar information found in the "Shareholder Information" section under the heading "Buying Shares".

There is no initial purchase minimum or minimum balance for managed account programs that charge an asset-based fee, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

CMB-16-01 1.9585867.102	October 1, 2016